                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         May 15, 2008
                                                --------------------------------

                            MACC PRIVATE EQUITIES INC.
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              (Exact Name of Registrant as Specified in Its Charter)

     DELAWARE                     0-24412                       42-1421406
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(State or Other Jurisdiction     (Commission                  (IRS Employer
    of Incorporation)            File Number)               Identification No.)

     580 2nd Street, Suite 102, Encinitas, CA                     92024
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     (Address of Principal Executive Offices)                   (Zip Code)

                                (760) 479-5075
              (Registrant's Telephone Number, Including Area Code)

            101 Second Street SE, Suite 800, Cedar Rapids, Iowa 52401
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

__ Written  communications  pursuant to Rule 425 under the Securities  Act
   (17 CFR 230.425)
__ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR  240.14a-12)
__ Pre-commencement communications pursuant  to Rule  14d-2(b) under  the
   Exchange  Act (17 CFR  240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     The Registrant issued a press release on May 15, 2008 regarding its results from operations in the second quarter of fiscal year 2008.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated May 15, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  May 15, 2008

                                       MACC PRIVATE EQUITIES INC.

                                       By:      /s/ Travis Prentice
                                          --------------------------------------
                                          Travis Prentice
                                          President CEO

                                  Exhibit Index

Exhibit
Number            Description

99.1              Press Release dated May 15, 2008.